UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2025

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TIANCI INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Nevada	333-184061	45-5540446
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Unit B,10/F., Ritz Plaza, No.122 Austin Road, Tsim Sha Tsui, Kowloon, Hong Kong 999077

(Address of Principal Executive Office) (Zip Code)

852-22510781

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CIIT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

On April 11, 2025, the Company closed its public offering (the “Uplisting”) of 1,750,000 common stock, par value $0.0001 per share (the “Shares”) and a resale offering of 3,260,000 Shares. The Company completed the Uplisting and resale offering pursuant to its registration statement on Form S-1 (File No. 333-280089), originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 10, 2024 (as amended) (the “Registration Statement”). The Registration Statement was declared effective by the SEC on April 9, 2025. The Shares were priced at $4.00 per share, and the offering was conducted on a firm commitment basis. The Shares were previously approved for listing on the Nasdaq Capital Market and commenced trading under the ticker symbol “CIIT” on April 10, 2025.

On April 9, 2025, the Company entered into an underwriting agreement with American Trust Investment Services, Inc. (the “Representative”). The underwriting agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

On April 11, 2025, the Company also issued the Representative a warrant to purchase up to an aggregate of 87,500 Shares. A copy of the Representative’s warrant is attached as Exhibit 4.1 hereto and incorporated herein by reference.

In connection with Uplisting, the Company issued a press release on April 9, 2025, announcing the pricing of the Uplisting and a press release on April 11, 2025, announcing the closing of the Uplisting, respectively. Copies of each press release are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated by reference herein.

This report does not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated April 9, 2025 between the Company and American Trust Investment Services, Inc.
4.1	Representative’s Warrant
99.1	Press Release on Pricing of the Company’s Nasdaq Uplisting
99.2	Press Release on Closing of the Company’s Nasdaq Uplisting
104	Cover page interactive data file (embedded within the iXBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIANCI INTERNATIONAL, INC.

Date: April 11, 2025	By:	/s/ Shufang Gao
	Name:	Shufang Gao
	Title:	Chief Executive Officer

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